UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

The Hillman Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13293	26-2874736
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

10590 Hamilton Avenue Cincinnati, Ohio (Address of principal executive offices)	45231 (Zip code)

(513) 851-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
11.6% Junior Subordinated Debentures	HLM_P	New York Stock Exchange
Preferred Securities Guaranty	HLM_P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 24, 2021, HMAN Group Holdings, Inc. (“Hillman Holdco”) (the owner of The Hillman Companies, Inc. (“Hillman”)) and Landcadia Holdings III, Inc. (“Landcadia”) entered into a definitive merger agreement pursuant to which Helios Sun Merger Sub, Inc., (“Merger Sub”), a wholly owned subsidiary of Landcadia, would merge with and into Hillman Holdco (the “Landcadia Merger”), with Hillman Holdco surviving the merger as a wholly owned subsidiary of Landcadia. On July 14, 2021, the Landcadia Merger was consummated and Landcadia’s name was changed to “Hillman Solutions Corp.”

On July 13, 2021, Hillman delivered a notice of redemption in respect of all outstanding 11.6% Junior Subordinated Debentures due 2027 (the “Debentures”) in accordance with the terms of the Indenture, dated as of September 5, 1997 (as amended, modified and supplemented, the “Debentures Indenture”), between Hillman and The Bank of New York Mellon, a New York banking corporation, as Trustee (the “Debentures Trustee”) governing the Debentures and notices of redemption for all outstanding 11.6% Trust Preferred Securities (the “Trust Preferred Securities”) and Common Securities (the “Common Securities”) issued by The Hillman Group Capital Trust (the “Hillman Trust”) were delivered pursuant to the Amended and Restated Declaration of Trust, dated as of September 5, 1997 (the “Declaration of Trust”).

On July 14, 2021, in connection with the consummation of the Landcadia Merger, Hillman deposited an amount with the Debentures Trustee sufficient to satisfy and discharge all of its obligations under the Debentures Indenture and the Debentures will be redeemed in full on August 12, 2021. Interest accrued for the month of July on the Debentures will be paid on August 1, 2021 in accordance with the Debentures Indenture and a redemption price equal to $109,127,484.31 (the “Redemption Amount”) for the redemption of all outstanding Debentures will be paid on August 12, 2021.

Immediately following the paying of the Redemption Amount in respect of the Debentures on August 12, 2021, the proceeds received from the redemption of the Debentures will be applied on behalf of the Hillman Trust to redeem in full all of the outstanding Trust Preferred Securities and Common Securities pursuant to the Declaration of Trust. On August 12, 2021, the Trust Preferred Securities and the Common Securities will be redeemed in full for $105,853,649.24 and $3,273,835.07, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2021

THE HILLMAN COMPANIES, INC.

By:	/s/ Robert O. Kraft
Name:	Robert O. Kraft
Title:	Chief Financial Officer